SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 April 20, 1999

             -----------------------------------------------------
                Date of Report (Date of earliest event reported)


                                   CPAC, INC.

              ---------------------------------------------------
             (Exact Name of registrant as specified in its charter)


                   New York                        0-9600
             ------------------------      ------------------------
              State or other jurisdiction   Commission File Number
                    of incorporation

                                  16-0961040
                           --------------------------
                             IRS Employer ID Number


                2364 Leicester Road, Leicester, New York 14481
             ------------------------------------------------------
                    (Address of Principal Executive Offices


                                (716) 382-3223
                ------------------------------------------------
              (Registrant's telephone number, including area code)



          The Exhibit Index is found on page 6 of this Current Report.





                                     - 2 -





ITEM 1:   CHANGES IN CONTROL OF REGISTRANT
          Not Applicable


ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS
          Not Applicable


ITEM 3:   BANKRUPTCY OR RECEIVERSHIP
          Not Applicable


ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
          Not Applicable


ITEM 5:   OTHER EVENTS

          On April 27, 1999, the Registrant announced the appointment of Mr. David P. Biehn to its Board of Directors, increasing the Board's size to six members.
          Mr. Biehn joined Kodak in 1968 and held key positions in that company's photofinishing, professional, planning and marketing research units. From 1984 to 1989, Mr. Biehn served as General Manager of Marketing and Vice President of Kodak, Japan. In 1991, he was named General Manager of the Professional Photography Division, and was elected a Vice President of the company. In June 1993, Mr. Biehn was appointed General Manager of Consumer Imaging, and, in September 1995, was elected a Senior Vice President of Kodak. He retired from Kodak in February of 1998.

          A graduate of the University of Delaware, Mr. Biehn holds a BA in history and an MBA in marketing.
                                     - 3 -





          Commenting upon Mr. Biehn's election to the Registrant's Board, Mr. Thomas N. Hendrickson, Chairman and Chief Executive Officer said: "We are extremely pleased to have Dave join our Board of Directors. As a new outside member of the Board, he adds breadth and expertise in the area of marketing, and general business dynamics. His insight will be of significant value in helping set strategic direction for our current business operations."

          Celebrating its 30th year in business, CPAC, Inc. is an acquirer, developer and licensee of brand names in the Cleaning and Personal Care, and Imaging markets. CPAC owns The Fuller Brush Company in Great Bend, Kansas, as well as seven imaging manufacturing facilities in the U.S., Europe, Asia and Africa. Shares are traded over the Nasdaq National Market System under the ticker symbol "CPAK." Additional information is available on the Company's website (www.cpac-fuller.com).


ITEM 6:   RESIGNATION OF REGISTRANT'S DIRECTORS
          Not Applicable


ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS

          A.   FINANCIAL STATEMENT OF BUSINESS ACQUIRED
               Not Applicable

          B.   PRO FORMA FINANCIAL INFORMATION
               Not Applicable

          C.   EXHIBITS

               1.   Underwriting Agreement
                    Not Applicable

               2.   Plan of acquisition, reorganization,
                    arrangement, liquidation or succession
                    Not Applicable

               4. Instruments defining the rights of security holders, including debentures
                    Not Applicable

               16.  Letter re: change in certifying accountant
                    Not Applicable

               17.  Letter re: director resignation
                    Not Applicable

               20. Other documents or statements to security holders Not Applicable

               24.  Consents of experts and counsel
                    Not Applicable

               25.  Power of Attorney
                    Not Applicable

               27.  Financial Data Schedule
                    Not Applicable

               99.  Additional Exhibits
                    99.1 Press Release issued April 27, 1999 announcing David P.
                         Biehn's election as a Director of the Registrant.

ITEM 8:   CHANGE IN FISCAL YEAR
          Not Applicable

ITEM 9:   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
          Not Applicable



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 28, 1999                    CPAC, Inc.


                                          By:/s/ Thomas N. Hendrickson
                                             --------------------------------
                                             THOMAS N. HENDRICKSON
                                             President and Chief Executive
                                                Officer



Dated:  April 28, 1999                    CPAC, Inc.


                                          By:/s/ Thomas J. Weldgen
                                             --------------------------------
                                             THOMAS J. WELDGEN
                                             Vice President Finance and
                                                Chief Financial Officer

                                 EXHIBIT INDEX
EXHIBIT                                                        PAGE NUMBER
-------                                                        -----------

   1.      Underwriting Agreement                                   N/A

   2.      Plan of acquisition, reorganization,
           arrangement, liquidation or succession                   N/A

   4.      Instruments defining the rights of security
           holders, including debentures                            N/A

  16.      Letter re: change in certifying accountant               N/A

  17.      Letter re: director resignation                          N/A

  20.      Other documents or statements to security
           holders                                                  N/A

  24.      Consents of experts and counsel                          N/A

  25.      Power of Attorney                                        N/A

  27.      Financial Data Schedule                                  N/A

  99.      Additional Exhibits
           99.1   Press Release issued April 27, 1999
                  announcing David P. Biehn's election
                  as a Director of the Registrant.                    7